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                                                                   Exhibit 10.54

                    SECURITY AND COLLATERAL AGENCY AGREEMENT


         THIS SECURITY AND COLLATERAL AGENCY AGREEMENT (the "Security Agreement") is made and dated as of June 20, 1997, by and among MEGO MORTGAGE CORPORATION, a Delaware corporation (the "Borrower"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, acting in its capacity as administrative agent for the lenders from time to time participating in the Credit Agreement (as defined below) (in such capacity, the "Agent"), and FIRST CHICAGO NATIONAL PROCESSING CORPORATION, a Delaware corporation, as collateral agent for the Secured Parties (as defined below) (in such capacity, the "Collateral Agent").


                                    RECITALS

         A. Pursuant to a Credit Agreement dated as of even date herewith among the Borrower, the lenders named therein (the "Lenders") and the Agent (as amended from time to time, the "Credit Agreement") the Lenders agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. Capitalized terms not otherwise defined herein are used with the same meanings as in the Credit Agreement.

         B. As a condition precedent to the effectiveness of the Credit Agreement, the Borrower is required to execute and deliver this Security Agreement.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         1. Appointment of Collateral Agent. Pursuant to the terms of the Credit Agreement, each Lender has appointed the Collateral Agent to act as secured party, agent, bailee and custodian for the exclusive benefit of the Lenders, the Agent and the Collateral Agent with respect to the Collateral. The Lenders, the Agent and the Collateral Agent are hereinafter referred to collectively and severally as the "Secured Parties". The Collateral Agent hereby accepts such appointment and agrees to maintain and hold all Collateral at any time delivered to it as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties. The Collateral Agent and the Borrower agree that the Collateral Agent is acting and will act with respect to the Collateral for the exclusive benefit of the Secured Parties and is not, and shall not at any time in the future be, subject, with respect to the Collateral, in any manner or to any extent, to the direction or control of the Borrower except as expressly permitted hereunder and under the other Loan Documents. The Collateral Agent agrees to act in accordance with this Security Agreement and in accordance with any written instructions properly delivered pursuant hereto. Under no circumstances shall the Collateral Agent deliver possession of Collateral to the Borrower except in accordance with the express terms of this Security Agreement or the other Loan Documents or as instructed by the Agent.

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         2. Delivery and Categorization of Collateral.

            (a) General. The Borrower shall deliver Collateral Transmittals to the Collateral Agent from time to time identifying Qualifying Loans that the Borrower intends to include in Collateral by delivering to the Collateral Agent the Required Qualifying Loan Documents (as described on Schedule A attached hereto) for such Qualifying Loans. Such delivery shall be made prior to inclusion of such Qualifying Loans in Collateral, other than for AP Qualifying Loans identified in the applicable Collateral Transmittal and covered by an Agreement to Pledge. The Collateral Agent's responsibility to review the Required Qualifying Loan Documents is limited to the review steps described on
Exhibit 1 hereto, said review of the Required Qualifying Loan Documents delivered on any Business Day to be completed before the opening of business of the Collateral Agent on the next succeeding Business Day.

            (b) Agreements to Pledge. The Collateral Agent, upon receipt of a Collateral Transmittal describing the AP Qualifying Loans to be covered by an Agreement to Pledge and an Agreement to Pledge as of that date, shall include such AP Qualifying Loans as Eligible Collateral in the Collateral Value Determination (as defined in Paragraph 6(a) below). The Borrower shall deliver the Required Qualifying Loan Documents for each such AP Qualifying Loan not later than the seventh (7th) Business Day after the Pledge Date of such AP Qualifying Loan. When a delivery of what purports to be the Required Qualifying Loan Documents for an AP Qualifying Loan is received by the Collateral Agent on a given Business Day such AP Qualifying Loan shall no longer be treated as an AP Qualifying Loan for purposes of the maximum amount of AP Qualifying Loans that can be included in Eligible Collateral, and shall be included in any Collateral Value Determination or other calculation involving the value of the Borrowing Base on such Business Day prior to reviewing the same hereunder on the assumption that such AP Qualifying Loan is Eligible Collateral, and provided that such Required Qualifying Loan Documents are reviewed in accordance with the steps described on Exhibit 1 hereto before the opening of business of the Collateral Agent on the next succeeding Business Day.

            (c) Identification of Collateral. All Qualifying Loans at any time delivered to the Collateral Agent hereunder shall be held by the Collateral Agent in a fire resistant vault, drawer or other suitable depositary maintained and controlled solely by the Collateral Agent, conspicuously marked to show the respective interests of the Secured Parties therein and not commingled with any other assets or property of, or held by, the Collateral Agent.

         3. Grant of Security Interest. The Borrower hereby pledges and assigns to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a first priority security interest in, the property described in Paragraph 4 below (collectively and severally, the "Collateral") to secure payment of the Obligations.

         4. Collateral. The Collateral shall consist of all right, title and interest of the Borrower, of every kind and nature, in and to all of the following property, assets and rights of the Borrower wherever located, whether now existing or hereafter arising, and whether now or hereafter owned, acquired by or accruing or owing to the Borrower, and all proceeds and products thereof:

            (a) all Pledged Qualifying Loans, whether Eligible Collateral or Ineligible Collateral (unless released in accordance with Section 8.3 of the Credit Agreement), including all Required Qualifying Loan Documents related thereto;

            (b) any commitments or other agreements issued by the FHA to insure any Pledged Qualifying Loan;

            (c) the Settlement Account and all uncollected deposits into the Settlement Account;


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            (d) all property related to the foregoing, including without limitation, the right to service Pledged Qualifying Loans while owned by the Borrower, all accounts and general intangibles of whatsoever kind so related and all documents or instruments delivered to the Collateral Agent in respect of any Pledged Qualifying Loans, including, without limitation, the right to receive all insurance proceeds and condemnation awards which may be payable in respect of the premises encumbered by any Mortgage securing a Pledged Qualifying Loan; and

            (e) all proceeds and products of any of the foregoing.

         5. Collateral Agent's Review of Collateral. Upon any receipt of Required Qualifying Loan Documents for any Qualifying Loan, the Collateral Agent shall review the same and verify that:

            (a) All Required Qualifying Loan Documents relating to such Qualifying Loan appear regular on their face and are in the Collateral Agent's possession; and

            (b) The statements set forth on Exhibit 1 hereto are accurate and complete in all respects.

Such verification for Collateral delivered during any period covered by a collateral report referred to in Paragraph 8 below shall be set forth in such report. If the Collateral Agent notes any exception in the review described in subparagraph (a) or (b) above or questions, in its reasonable discretion, the genuineness, regularity, propriety, or accuracy of any item of Collateral, the Collateral Agent shall note the same as Ineligible Collateral in its next Collateral Value Determination delivered to the Agent. In the event that the Borrower has been requested by the Agent and the Collateral Agent to deliver the "Additional Required Qualifying Loan Documents" (as described on Schedule B attached hereto) with respect to any Qualifying Loan, the Collateral Agent shall review and verify such Additional Required Qualifying Loan Documents consistent with the obligations of the Collateral Agent above.

         6. Collateral Value Determination; Determination Assumptions.

            (a) On each Business Day, the Collateral Agent shall compute the value of the Borrowing Base (a "Collateral Value Determination") and notify the Agent thereof.

            (b) In making any Collateral Value Determination or other calculation involving a determination of the value of the Borrowing Base, the Collateral Agent shall be permitted to rely, without independent investigation of the correctness thereof, on:

                (1) The most recent information supplied by, or at the direction of, the Borrower to the Collateral Agent, pursuant to the Credit Agreement with respect to Uncleared Loan Funding Checks;

                (2) The information supplied by the Borrower to the Collateral Agent on the related Collateral Transmittal, with respect to the net acquisition cost (including any discounts and excluding any servicing released premium) of any Qualifying Loan, the unpaid principal balance of any Qualifying Loan as of its Pledge Date, the weighted average purchase price used in the related Collateral Value calculation, the loan-to-value ratio of such Qualifying Loan, if secured and not a Title I Qualifying Loan, at origination and the amount of full or partial principal prepayments made on account of any Qualifying Loan; and

                (3) The information supplied by the Borrower to the Collateral Agent, whether written or in any other form acceptable to the Collateral Agent, with respect to a determination as to whether amounts received in the Settlement Account represent the purchase price paid for a specific Qualifying Loan and, consequently, whether the Collateral Value of such Qualifying Loan should be removed from such calculation.


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         7. Handling of Collateral; Settlement Account.

            (a) From time to time until otherwise notified by the Required Lenders (by telephone, telegraph or otherwise), the Collateral Agent is hereby authorized to release documentation relating to Qualifying Loans to the Borrower against a trust receipt executed by the Borrower in the form of Exhibit 2 hereto. The Collateral Agent will maintain all original trust receipts in a vault, drawer or other suitable depositary with a one hour fire rating maintained and controlled solely by Collateral Agent. The Borrower hereby represents and warrants that any request by the Borrower for release of Collateral under this subparagraph (a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation of returning such Collateral to the Collateral Agent for ultimate sale or exchange and that the Borrower has requested such release in compliance with all terms and conditions of such release set forth herein and in the Credit Agreement, including, without limitation, the sublimit contained in clause
(vii)(1) of the definition of Eligible Qualifying Loan.

            (b) Prior to the occurrence of a Default, upon delivery by the Borrower to the Collateral Agent of a shipping request substantially in the form of that attached hereto as Exhibit 3, the Collateral Agent will transmit Qualifying Loans held by it as directed by the Borrower as follows:

                (1) If the transmittal is of documentation for Qualifying Loans in the possession of the Collateral Agent in connection with the sale thereof to an Approved Investor, such transmittal will be under cover of a transmittal letter substantially in the form of that attached hereto as Exhibit 4, subject to modification of such Exhibit 4 pursuant to Paragraph 7(f) hereof at the request of the Agent.

                (2) If the transmittal is of documentation for Qualifying Loans in connection with the shipment to a custodian or trustee for the formation of a mortgage pool supporting a Security (any such Security supported by any such Qualifying Loans being referred to herein as a "Warehouse-Related Security"), such transmittal will be under cover of a transmittal letter substantially in the form of that attached hereto as Exhibit 5, subject to modification of such Exhibit 5 pursuant to Paragraph 7(f) hereof at the request of the Agent.

In no event shall the Collateral Agent have any obligation to obtain written acknowledgement of receipt from the addressee of any transmittal letter or other communication sent by the Collateral Agent hereunder.

            (c) All amounts payable on account of the sale of Pledged Qualifying Loans (including, but not limited to, a sale pursuant to a repurchase agreement) will be instructed to be paid directly by the purchaser to the Settlement Account. Pursuant to Paragraph 3 above the Borrower has granted a security interest in and lien upon the Settlement Account and in any and all amounts at any time held therein as collateral security for the benefit of the Secured Parties. This Paragraph 7(c) shall constitute notice to the Collateral Agent of such security interest pursuant to the Uniform Commercial Code of all relevant jurisdictions and any other law or regulation requiring such notice. This Paragraph 7(c) shall further constitute irrevocable notice to the Collateral Agent that the Settlement Account is a "no access" account to the Borrower and the Collateral Agent except to the extent expressly permitted hereunder. The Collateral Agent shall hold such security interest in and lien upon the Settlement Account and all funds at any time held therein for the benefit of Secured Parties with all rights of a secured party under the Uniform Commercial Code of all relevant jurisdictions.

            (d) Prior to the occurrence of a Default, the Collateral Agent shall take such steps as it may be reasonably directed from time to time by the Borrower in writing (or by telephone confirmed in writing if so required by the recipient of such direction) which are not inconsistent with the provisions of this Security Agreement and the other Loan Documents and which the Borrower deems necessary to enable the Borrower to perform and comply with Approved Investor Commitments and with other agreements for the sale or other disposition in whole or in part of Qualifying Loans.



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            (e) Following the occurrence of a Default, the Collateral Agent shall not, and shall incur no liability to the Borrower or any other Person for refusing to, deliver any item of Collateral to the Borrower or any other Person (other than under existing Approved Investor Commitments) without the express prior written consent and at the direction of all of the Lenders under Section
9.1 of the Credit Agreement.

            (f) Notwithstanding the provisions of Paragraph 7(b) above, the Agent may, at any time, require that the following modification be made to all of its transmittal letters or only to transmittal letters to certain Approved Investors designated by the Agent:

                (i) The second sentence of the second full paragraph of the form of whole loan sale transmittal letter attached hereto as Exhibit 4 and the second sentence of the second full paragraph of the form of warehouse related security transmittal letter attached hereto as
      Exhibit 5 shall be deleted and each replaced with the following sentence:

               "Each of the Qualifying Loans is subject to a security interest in favor of First Chicago National Processing Corporation (the "Collateral Agent") on behalf of the Secured Parties, which security interest shall be automatically released upon your remittance of an amount equal to the greater of (1) the purchase price for such Qualifying Loans (as set forth on the schedule attached hereto), and (2) $________, which is the collateral value assigned by the Collateral Agent to such Qualifying Loans. Such amount shall be remitted by wire transfer to the following account:", in which case the amount to be inserted in the blank in clause two of such revised provision shall be an amount equal to the amount of the Borrowing Base which is attributable to the Qualifying Loans being delivered pursuant to the transmittal letter; and

         8.  Report. The Collateral Agent shall deliver to the Borrower and the
Lenders: (a) on or before the seventh day of each month, a collateral report in substantially the same form of that attached hereto as Exhibit 6 with respect to the status of the value of the Borrowing Base as of the date of the most recent Borrowing Base Certificate provided by the Borrower pursuant to the Credit Agreement, and (b) from time to time, such other reports and information as the Required Lenders may from time to time reasonably request. In preparing any such reports the Collateral Agent shall be entitled to rely, without independent investigation (other than the review steps described on Exhibit 1 hereto), on information supplied to the Collateral Agent by the Borrower. The Collateral Agent may, with the approval of the Borrower and the Agent, alter the format of any report required hereunder, provided such modified report contains the same information previously furnished in the unmodified report.

         9. No Reliance. The Collateral Agent shall not be responsible to any Secured Party for any recitals, statements, representations or warranties contained herein or in any other Loan Document; or for the execution, effectiveness, genuineness, validity, enforceability, collectability, accuracy, completeness or sufficiency of this Security Agreement or any other Loan Document or instruments executed and delivered, or which could have been executed or delivered, in connection with this Security Agreement or the other Loan Documents, including, without limitation, the attachment, creation, effectiveness or perfection of the security interests granted or purported to be granted hereunder in and to the Collateral. The Collateral Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Security Agreement or any other Loan Document until the Collateral Agent shall have received the prior written consent of one hundred percent (100%) of the Lenders to such action.

         10. Costs and Expenses. The Collateral Agent shall notify the Borrower of all extraordinary costs and expenses of the Collateral Agent directly relating to the Collateral Agent's performance of this Security Agreement, and such extraordinary costs and



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expenses shall be paid promptly by the Borrower or, if already paid by the
Collateral Agent, the Borrower promptly shall reimburse the Collateral Agent therefor. For the purposes of this provision, extraordinary costs and expenses shall include, without limitation, expenses of legal counsel to the Collateral Agent and the expenses of the Collateral Agent in furnishing any additional reports and information requested by the Required Lenders pursuant to Paragraph 8(b) above.

         11. Availability of Documents. Each Lender and its agents, accountants, attorneys and auditors will be permitted from time to time upon reasonable notice to the Collateral Agent and the Borrower, and at such time as may be mutually acceptable to such Lender, the Collateral Agent and the Borrower (but in no event later than two weeks after such Lender's original requested date) to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Collateral Agent relating to any or all Collateral and to make copies thereof. Prior to the occurrence of a Default, any such activity will be at the cost and expense of the Lender conducting such activity; following the occurrence of a Default, all reasonable out-of-pocket costs and expenses associated with the exercise by Secured Parties of their rights under this Paragraph 11 shall be promptly paid by the Borrower upon demand of any Lender made through the Agent.

         12. Covenants of the Borrower. The Borrower hereby agrees: (a) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by the Collateral Agent to perfect, maintain and protect its security interest hereunder and the priority thereof and to deliver promptly to the Collateral Agent all originals of any Collateral or proceeds thereof consisting of chattel paper or instruments (provided that the Borrower may retain originals of the completion certificates for home improvement loans and any other original documents which the Borrower is obligated by applicable law or regulation to retain); (b) not to surrender or lose possession of (other than to the Collateral Agent), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein other than shipment of Qualifying Loans under Approved Investor Commitments and as otherwise permitted under Paragraph 7 above and as otherwise permitted by the Credit Agreement; (c) at all times to account fully for and promptly to deliver to the Collateral Agent, in the form received, all Collateral or proceeds thereof received, endorsed to the Collateral Agent as appropriate and accompanied by such assignments and powers, duly executed, as the Collateral Agent shall reasonably request, and until so delivered all Collateral and proceeds thereof shall be held in trust for the Collateral Agent for the benefit of the Secured Parties; (d) at any reasonable time, upon demand by the Collateral Agent, to exhibit to and allow inspection by the Collateral Agent (or Persons designated by the Collateral Agent) of the Collateral and the records concerning the Collateral; (e) to keep the records concerning the Collateral at the location(s) set forth in Paragraph 22 below and not to remove such records from such location(s) without thirty (30) days prior written notice to the Collateral Agent; (f) at the reasonable request of the Collateral Agent, to place on each of its records pertaining to the Collateral a legend, in form and content satisfactory to the Collateral Agent, indicating that such Collateral has been assigned to the Collateral Agent for the benefit of the Secured Parties; (g) to keep the Collateral insured against loss, damage, theft, and other risks customarily covered by insurance, and such other risks as the Collateral Agent may reasonably request; (h) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral; (i) not knowingly to use any Collateral or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement or the Credit Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (j) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral (excluding those imposed on or affecting any real estate securing the Pledged Qualifying Loans) except as otherwise permitted by the Credit Agreement; (k) to notify the Collateral Agent before any such change shall occur of any change in the Borrower's name, identity or structure through merger, consolidation or otherwise; (l) to appear in and defend, at the Borrower's cost and expense, any action or proceeding which may affect its title to or the Collateral Agent's interest for the benefit of the Secured Parties in the Collateral unless the failure to do so would not have a Material Adverse Effect; (m) to keep accurate and complete records of the Collateral and to provide the Collateral Agent with such records and such reports and information relating to the Collateral as the Collateral Agent may reasonably request from time to time; and (n) to comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and



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control of the Collateral. Notwithstanding the foregoing, the requirements of subclauses (a) through (j) and (l) through (n) shall not apply to any Collateral which is not required to be included in the computation of the value of the Borrowing Base in order for the Borrower to be in compliance with the requirements of the Credit Agreement and the failure of the Borrower to comply with its obligations under such subclauses with respect to any Pledged Qualifying Loans of Collateral shall cause such Pledged Qualifying Loans to become Ineligible Collateral.

         13. Collection of Collateral Payments.

             (a) The Borrower shall, at its sole cost and expense, endeavor to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), consistent with all requirements of law and contractual obligations binding upon the Borrower. Upon the request of the Collateral Agent following the occurrence of a Default and acceleration of the Obligations (and subject to the requirements of applicable law), the Borrower will notify and direct any party who is or might become obligated to make any Collateral Payment to make payment thereof to the Collateral Agent (or to an FHA Title I Approved Mortgagee designated by the Collateral Agent or to the Borrower in care of the Collateral Agent) at such address as the Collateral Agent may designate. The Borrower will reimburse the Collateral Agent promptly upon demand for all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by the Collateral Agent in seeking to collect any Collateral Payment.

             (b) Following the occurrence of a Default and acceleration of the Obligations, upon the request of the Collateral Agent the Borrower will transmit and deliver to the Collateral Agent, forthwith upon receipt and in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Collateral Agent or an FHA Title I Approved Mortgagee designated by the Collateral Agent) which may be received by the Borrower at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Collateral Agent, such items will be held in trust for the Collateral Agent for the benefit of the Secured Parties and will not be commingled by the Borrower with any of its other funds or property. Thereafter, the Collateral Agent is hereby authorized and empowered to endorse the name of the Borrower on any check, draft or other instrument for the payment of money received by the Collateral Agent on account of any Collateral Payment if the Collateral Agent believes such endorsement is necessary or desirable for purposes of collection.

             (c) The Borrower hereby agrees to indemnify, defend and save harmless the Collateral Agent and its agents, officers, employees and representatives from and against all liabilities and reasonable expenses on account of any adverse claim asserted against the Collateral Agent relating to any moneys received by the Collateral Agent on account of any Collateral Payment (other than as a direct result of the gross negligence or willful misconduct of the Collateral Agent) and such obligation of the Borrower shall continue in effect after and notwithstanding the discharge of the Obligations and/or the release of the security interest granted in Paragraph 3 above.

         14. Authorized Action by Collateral Agent. The Borrower hereby irrevocably appoints the Collateral Agent as its attorney-in-fact to do (but the Collateral Agent shall not be obligated to and shall incur no liability to the Borrower or any third party for failure so to do) at any time and from time to time at the request and direction of the Required Lenders, given after the occurrence of a Default and, except in the case of clause (b) of this sentence, after acceleration of the Obligations (which request and direction must be in writing if so requested by the Collateral Agent), any act which the Borrower is obligated by this Security Agreement to do, and to exercise such rights and powers as the Borrower might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) insure, process, service and preserve the Collateral; (c) transfer the Collateral to the Collateral Agent's own or its nominee's name; and
(d) make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral. Notwithstanding anything contained



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herein, in no event shall the Collateral Agent be required to make any presentment, demand or protest, or give any notice and the Collateral Agent need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

         15. Default and Remedies.

             (a) Upon the occurrence of a Default and following the acceleration of the Obligations, the Collateral Agent shall at the request and direction of the Agent on behalf of the Required Lenders (which request and direction must be in writing if so requested by the Collateral Agent), without notice to or demand upon the Borrower: (a) foreclose or otherwise enforce the Collateral Agent's security interest for the benefit of the Secured Parties in the Collateral in any manner permitted by law or provided for hereunder; (b) sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sales or at any brokers board or on any securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery and without assumption of any credit risk, on such terms and in such manner as the Collateral Agent may determine; (c) require the Borrower to assemble the Collateral and/or books and records relating thereto and make such available to the Collateral Agent at a place to be designated by the Collateral Agent; (d) enter into property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and (e) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate. Whether or not the Collateral Agent exercises any right given pursuant to this Paragraph 15, upon the occurrence of any Default and following the acceleration of the Obligations, the Collateral Agent on behalf of the Secured Parties shall have as to any Collateral all other rights and remedies provided for herein and all rights and remedies of a secured party under the Illinois Uniform Commercial Code and, in addition thereto and not in lieu thereof, all other rights or remedies at law or in equity existing or conferred upon the Collateral Agent on behalf of the Secured Parties by other jurisdictions or other applicable law or given to the Collateral Agent on behalf of the Secured Parties pursuant to any security agreement or other instrument or agreement heretofore, now, or hereafter given as security for the Borrower's obligations hereunder.

             (b) Upon any sale or other disposition pursuant to this Security Agreement, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be promptly transmitted to the Agent for allocation to the Secured Parties in accordance with the Credit Agreement. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Borrower, and the Borrower specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Collateral Agent shall give the Borrower only such notice and shall publish such notice as may be required by the Illinois Uniform Commercial Code or by other applicable law of the intention to make any such public or private sale or sale at broker's board or on a securities exchange, provided that the Collateral Agent shall give the Borrower not less than 10 days prior notice of such sale. Any such sale shall be held at such time or times within the ordinary business hours and at such place or places permitted by the Illinois Uniform Commercial Code. The Collateral Agent agrees that Title I Qualifying Loans included in Collateral shall be sold only to purchasers which are (or have trustees or custodians holding such Title I Qualifying Loans which are) licensed to accept a transfer of the FHA insurance reserve applicable to such Title I Qualifying Loans. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, neither the Collateral Agent, the Agent nor the Lenders shall incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold as provided herein. Nothing contained in this Agreement shall prohibit any Lender or Lenders from purchasing the Collateral at such sale.

         16. Waiver. Neither the Agent, the Collateral Agent nor any Lender shall incur any liability as a result of the sale of the Collateral, or any part thereof, at any public or private sale. The Borrower hereby waives (to the extent permitted by law) any claims it may have against the Agent, the Collateral Agent and any Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations then outstanding.

         17. Resignation/Removal. The Collateral Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrower. The Collateral Agent also agrees to resign (i) within sixty (60) days after written notice by the Borrower requesting the resignation of the Collateral Agent, provided that no Default has occurred and is continuing at the time of such request, or (ii) in the event it or one of its affiliates ceases to be a Lender under the Credit Agreement. In addition, in the event the Collateral Agent fails to perform its obligations under this Agreement in any material manner and fails to correct its performance within thirty (30) days of written notice of such failure given by not less than the Required Lenders, then the Collateral Agent may be removed upon thirty (30) days written notice given by not less than the Required Lenders. Upon any such resignation or removal: (1) so long as there has not occurred and is continuing a Default, the Borrower shall appoint from among the Lenders (which appointment shall be subject to the approval of the Required Lenders, such approval not to be unreasonably withheld or delayed), and (2) following the occurrence and during the continuance of a Default, the Required Lenders shall appoint from among the Lenders, a successor agent for such Collateral Agent. If the Borrower and/or Required Lenders, as applicable, are unable to agree on the appointment of a successor agent by a date 10 days prior to the effective date of such resignation or removal, as the case may be, the retiring agent shall appoint one of the Lenders as a successor agent for the Lenders. Any such successor agent shall succeed to the rights, powers and duties of the retiring agent and the term "Collateral Agent" shall mean such successor agent effective upon its appointment, and the former agent's rights, powers and duties shall be terminated, without any other or further act or deed on the part of such former agent or any of the parties to this Security Agreement or any of the other Loan Documents or successors thereto. Notwithstanding the foregoing, the Collateral Agent shall continue to hold the Pledged Qualifying Loans and the security interest created hereunder for the benefit of the Secured Parties until such Pledged Qualifying Loans and security interest have been effectively transferred to a successor agent. After the resignation or removal of any Collateral Agent hereunder as Collateral Agent, the provisions of this Security Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Security Agreement.

         18. Confidentiality. The Collateral Agent agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Borrower or by any other party on the Borrower's behalf in connection with this Security Agreement or the other Loan Documents and agrees and undertakes that neither it nor any of its Affiliates shall disclose any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Security Agreement or the other Loan Documents. The Collateral Agent, its Affiliates and their respective employees, officers and directors may disclose such information (1) at the request of any regulatory authority or in connection with an examination of such Person by any such authority, (2) pursuant to subpoena or other court process,
(3) when required to do so in accordance with the provisions of any applicable law, (4) at the express direction of any other governmental authority of any State of the United States of America or of any other jurisdiction in which such Person conducts its business, (5) to such Person's independent auditors, attorneys and other professional advisors, (6) if such information has become public other than through disclosure by such Person or any Lender, (7) in connection with any litigation involving such Person, and (8) to any Affiliate of such Person. Notwithstanding the foregoing, the Borrower authorizes the Collateral Agent to disclose to any lending institution proposed by the Borrower to become a Lender under the Credit Agreement or any prospective or actual Participants such financial and other information in its possession (i) which has been delivered to the Collateral Agent pursuant to the Loan Documents or which has been delivered to the Collateral Agent by the Borrower prior to entering into the Loan

Documents or (ii) which is reasonably necessary to effectuate the purposes of the Credit Agreement and this Security Agreement, provided that unless otherwise agreed by the Borrower, such lending institution or Participant shall agree to keep such information confidential to the same extent required of the Collateral Agent hereunder.

         19. Binding Upon Successors. All rights of the Collateral Agent and the other Secured Parties under this Security Agreement shall inure to the benefit of the Collateral Agent and the other Secured Parties and their successors and assigns, and all obligations of the Borrower shall bind its successors and assigns.

         20. Entire Agreement; Severability. This Security Agreement contains the entire security agreement and collateral agency agreement with respect to the Collateral among Secured Parties and the Borrower. All waivers by the Borrower provided for in this Security Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         21. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of Illinois and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Illinois Uniform Commercial Code.

         22. Place of Business; Records. The Borrower represents and warrants that its chief place of business is at the address set forth beneath its signature below, and that its books and records concerning the Collateral are kept at its chief place of business in Cobb County, Georgia and at the offices of PEC in Las Vegas, Nevada.

         23. Notice. Any written notice, consent or other communication provided for in this Security Agreement shall be delivered or sent as provided in the Credit Agreement.

EXECUTED the day and year first above written.

                                   MEGO MORTGAGE CORPORATION, a Delaware
                                   corporation

                                   By:
                                      ---------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------


                                   Address:     1000 Parkwood Circle, Suite 500
                                                Atlanta, Georgia  30339




                                   THE FIRST NATIONAL BANK OF CHICAGO, a
                                   national banking association, as Agent



                                   By:
                                      ---------------------------------------
                                   Name:
                                        -------------------------------------
                                   Title:
                                         ------------------------------------

                                   FIRST CHICAGO NATIONAL PROCESSING
                                   CORPORATION, a Delaware corporation, as
                                   Collateral Agent


                                   By:
                                        --------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                             EXHIBITS AND SCHEDULES
                                       TO
                               SECURITY AGREEMENT


         SCHEDULE            DOCUMENT
         --------            --------
            A                Required Qualifying Loan Documents

            B                Additional Required Qualifying Loan Documents


         EXHIBIT             DOCUMENT
         -------             --------

            1                Required Review Steps

            2                Form of Trust Receipt

            3                Form of Shipping Request

            4                Form of Whole Loan Sale Transmittal Letter

            5                Form of Warehouse-Related Security Transmittal

            6                Form of Collateral Report



                                                                    SCHEDULE A
                                                         TO SECURITY AGREEMENT


                       REQUIRED QUALIFYING LOAN DOCUMENTS

1. Original of note or retail installment contract executed in favor of the Borrower (endorsed or assigned to the Borrower if purchased by the Borrower) and endorsed by the Borrower in blank or, in the case of retail installment contracts, accompanied by an executed separate assignment in blank.

2. Unless such Qualifying Loan is unsecured, the mortgage or deed of trust securing the above note or retail installment contract. In lieu of a recorded document, the Collateral Agent may accept a copy certified by an Authorized Officer of the Borrower.

3. Unless such Qualifying Loan is unsecured, an assignment of the mortgage or deed of trust by the Borrower in blank in recordable form and originals or copies, certified by an Authorized Officer of the Borrower, of proper assignments of the related mortgage or deed of trust from the original holder, through any subsequent transferees, to the Borrower.

4. For Title I Qualifying Loans, an executed Transfer of Note Report to a nominee of the Collateral Agent which is licensed to accept a transfer of the FHA insurance reserve applicable to such Title I Qualifying Loans, completed in full except for the box requiring the FHA case number, which may be a single blanket Transfer of Note Report with a schedule of all Pledged Title I Qualifying Loans to be attached by the Collateral Agent so long as such a blanket form is acceptable to HUD.

                                                                    SCHEDULE B
                                                         TO SECURITY AGREEMENT

                  ADDITIONAL REQUIRED QUALIFYING LOAN DOCUMENTS


1. Except for unsecured Qualifying Loans, the original mortgage or deed of trust securing the note or retail installment contract.

2. Except for secured or unsecured Title I Qualifying Loans, evidence of fire and extended coverage insurance in an amount not less than the highest of the following: (a) 90% of the insurable value of the improvements, and (b) an amount sufficient to prevent co-insurance. The Collateral Agent reserves the right to obtain a loss payable endorsement in its favor if it so desires.

3. Evidence of Notice to Customer required by the federal Truth-in-Lendingh Law and Federal Reserve Regulation Z.

4. For Title I Qualifying Loans, premium billings and FHA case numbers, together with evidence of payment of such premiums, all when available.

5. Except for unsecured Qualifying Loans, a title report on the related Property written by a title company and containing exceptions satisfactory to the Collateral Agent.

6. Either a copy of the certificate of completion or a property inspection report certified by the Borrower for all home improvement or combined home improvement/debt consolidation loans, as required by the Borrower's underwriting standards attached as Schedule 5 to the Credit Agreement.

7. Other documentation as the Collateral Agent may reasonably deem appropriate, as well as documentation necessary to fulfill requirements of the Approved Investor Commitments.

8. Such additional documents as may be necessary in the opinion of the Collateral Agent to transfer to the Collateral Agent, for the benefit of the Secured Parties, the title to any Collateral pledged and/or hypothecated pursuant to the Security Agreement.

                                                                     EXHIBIT 1
                                                         TO SECURITY AGREEMENT


                              REQUIRED REVIEW STEPS


1. All submitted documents are consistent with the related Collateral Transmittal as to borrower name, loan face amount, loan type and the Borrower's loan number.

2. The note or retail installment contract, as the case may be, the mortgage/deed of trust (if applicable) and each intervening assignment (if applicable) each bears an original signature or signatures which appear to be those of the person or persons named as the maker and mortgagor/trustor, or, in the case of a certified copy of the mortgage/deed of trust and intervening assignment, such copy bears what appears to be a reproduction of such signature or signatures.

3. Except for (a) the endorsement to the Borrower of the note in the event such loan was purchased by the Borrower and (b) the endorsement in blank of the note by the Borrower, neither the note, the retail installment contract, the mortgage/deed of trust (if applicable), nor the assignment(s) of the mortgage/deed of trust (if applicable) contain any irregular writings which appear on their face to affect the validity of any such endorsement or to restrict the enforceability of the document on which they appear.

4. The note is endorsed in blank or the assignment of retail installment contract by the Borrower to the Collateral Agent bears an original signature, as applicable.

5. The assignment by the Borrower to the Collateral Agent of any mortgage/deed of trust, if applicable, bears an original signature.

                                                                     EXHIBIT 2
                                                         TO SECURITY AGREEMENT


                              FORM OF TRUST RECEIPT


                                                         _______________, 19__


      The undersigned, MEGO MORTGAGE CORPORATION, a Delaware corporation (the "Borrower"), acknowledges receipt from FIRST CHICAGO NATIONAL PROCESSING CORPORATION, acting as agent, bailee and custodian (in such capacity "Collateral Agent") for the exclusive benefit of the Lenders pursuant to the Security Agreement (as those terms and capitalized terms not otherwise defined herein are defined in that certain Credit Agreement dated as of June 20, 1997, among the Lenders, the Borrower and the Agent, as amended from time to time), of the following described documentation for the identified Qualifying Loans (the "Collateral Documents"), possession of which is herewith entrusted to the Borrower solely for the purpose of correcting documentary defects relating thereto:

                                                         Loan Document
   Borrower Name      Loan Number      Note Amount         Delivered
   -------------      -----------      -----------       -------------

      It is hereby acknowledged that a security interest pursuant to the Illinois Uniform Commercial Code in the Collateral hereinabove described and in the proceeds of said Collateral has been granted to Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement.

      The Borrower hereby represents and warrants that the aggregate value included in the Borrowing Base on account of the Qualifying Loans for which the Collateral Documents are requested to be released hereunder plus all other Qualifying Loans which are currently released to the Borrower pursuant to similar trust receipts does not exceed two percent (2%) of the current Aggregate Commitment.

      In consideration of the aforesaid delivery by Collateral Agent (or by its duly appointed sub-agent), the Borrower hereby agrees to hold said Collateral in trust for Collateral Agent on behalf of the Secured Parties as provided under and in accordance with all provisions of the Security Agreement and to return said Collateral to Collateral Agent no later than the close of business on the fifteenth calendar day following the date hereof or, if such day is not a Business Day, on the immediately succeeding Business Day.

                                   MEGO MORTGAGE CORPORATION, a Delaware
                                   corporation


                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                                                     EXHIBIT 3
                                                         TO SECURITY AGREEMENT


                            FORM OF SHIPPING REQUEST


Date:
     -------------


FIRST CHICAGO NATIONAL PROCESSING CORPORATION,
  as Collateral Agent
1111 Arroyo Parkway, Suite 630
Pasadena, California  91105
Attention:  Manager

This letter is to serve as authorization for you to endorse and ship the following loans:

Loan Number              Borrower Name                           Note Amount


to the following address under Commitment #__________ (the "Commitment") from an Approved Investor as follows:

NAME:
ADDRESS:

ATTENTION:

Please endorse the notes as follows:

Please ship the loan documents either by ____________________ or by such other courier service as we have designated to you as "approved". The courier shall act as an independent contractor bailee acting solely on your behalf as Collateral Agent for the Secured Parties (as defined in that certain Credit Agreement dated as of June 20, 1997, by and among the Borrower, The First National Bank of Chicago, as agent and certain lenders, as the same may be amended, extended or replaced from time to time and to which reference is made for the definitions of all capitalized terms used herein), but we acknowledge and agree that you are not responsible for any delays in shipment caused by the courier or any other actions or inactions of the courier, including, without limitation, any loss of any loan documents; however, because the Commitment expires on _______________, 199__, we ask that you deliver the loan documents to the courier no later than _______________, 199__.

Please have the courier bill us by using our acct #__________. If you should have any questions, or should feel the need for additional documentation, please do not hesitate to call _______________.

                                   MEGO MORTGAGE CORPORATION, a Delaware
                                   corporation

                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------

                                   Title:
                                         -------------------------------------

                                                                     EXHIBIT 4
                                                         TO SECURITY AGREEMENT

                                                             (Direct Investor)


                   FORM OF WHOLE LOAN SALE TRANSMITTAL LETTER
                   ------------------------------------------
                        [LETTERHEAD OF COLLATERAL AGENT]


Date:                          Name of Delivery Service:
     ------------------                                 ------------------------
                                            Airbill No.:
                                                        ------------------------
[Approved Investor]
 -----------------

------------------------------

------------------------------


         Re:      Mego Mortgage Corporation; Sale of Qualifying Loans

         Attached please find those Qualifying Loans listed separately on the attached schedule, which Qualifying Loans are owned by MEGO MORTGAGE CORPORATION (the "Borrower") and are being delivered to you for purchase.

         The Qualifying Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined herein are defined in) that certain Credit Agreement dated as of June 20, 1997 by and among the Borrower, the Agent and the Lenders thereunder, as amended from time to time. Each of the Qualifying Loans is subject to a security interest in favor of the undersigned on behalf of the Secured Parties which security interest shall be automatically released upon your remittance of the full amount of the purchase price of such Qualifying Loan (as set forth on the schedule attached hereto) by wire transfer to the following account of the Borrower:

                    WIRE INSTRUCTIONS TO SETTLEMENT ACCOUNT:

                    ----------------------------------------

                    ----------------------------------------

                    ----------------------------------------

         Pending your purchase of each Qualifying Loan and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Secured Parties. In the event any Qualifying Loan is unacceptable for purchase, return the rejected item directly to the Collateral Agent at the address set forth below. The Qualifying Loan must be so returned or sales proceeds remitted in full no later than twenty-five (25) days from the date hereof. In no event shall any Qualifying Loan be returned or sales proceeds remitted to the Borrower. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

         NOTE: BY ACCEPTING THE QUALIFYING LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE SECURED PARTIES ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED, AS COLLATERAL AGENT, REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED QUALIFYING LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                   Sincerely,

                                   FIRST CHICAGO NATIONAL PROCESSING
                                   CORPORATION, as Collateral Agent


                                   By:
                                      ----------------------------------------
                                   Title:
                                         -------------------------------------
                                   Address:     1111 Arroyo Parkway, Suite 630
                                                Pasadena, California  91105


         The undersigned Borrower agrees to and acknowledges the terms of this letter and, notwithstanding any contrary understanding with or instructions to you, the addressee of this letter, the Borrower instructs you to act according to the instructions set forth in this letter. These instructions cannot be altered except by written instructions executed by Collateral Agent.

                                   MEGO MORTGAGE CORPORATION


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------
ACKNOWLEDGEMENT OF RECEIPT

[Approved Investor]


By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------

Date:
     ---------------------------

                                                                     EXHIBIT 5
                                                         TO SECURITY AGREEMENT
                                                              (Pool Formation)


              FORM OF WAREHOUSE-RELATED SECURITY TRANSMITTAL LETTER
                          [COLLATERAL AGENT LETTERHEAD]


Date:_______________



[Pool Custodian]

-------------------------
-------------------------


         Re:      Mego Mortgage Corporation;
                  Shipment of Qualifying Loans for Pool Formation

         Attached please find those Qualifying Loans listed separately on the attached schedule, which are owned by MEGO MORTGAGE CORPORATION, a Delaware corporation (the "Borrower"), and are being delivered to you, as custodian/trustee (the "Pool Custodian"), in connection with the sale of such Qualifying Loans to a depositor as a part of the formation of a mortgage pool supporting the issuance of a mortgage-backed security.

         The Qualifying Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined herein are defined in) that certain Credit Agreement dated as of June 20, 1997, by and among the Borrower, the Agent and the Lenders, as amended from time to time. Each of the Qualifying Loans is subject to a security interest in favor of Collateral Agent for the benefit of the Secured Parties, which security interest shall be automatically released upon your remittance of the full amount of the purchase price of such Qualifying Loan (as set forth on the schedule attached hereto) by wire transfer to the following account of Borrower:

                   WIRING INSTRUCTIONS TO SETTLEMENT ACCOUNT:

                       ---------------------------------
                       ---------------------------------
                       ---------------------------------

         Pending your remittance of such amount, the aforesaid security interest in each Qualifying Loan will remain in full force and effect, and you shall hold such Collateral as custodian, agent and bailee for and on behalf of the Secured Parties. In the event any Qualifying Loan is unacceptable for pool formation, return the rejected item directly to the undersigned, as Collateral Agent, at the address set forth below. Each Qualifying Loan must be so returned or the proper amount remitted to the Collateral Agent no later than twenty-five (25) days from the date hereof. In no event shall any Qualifying Loan be returned or proceeds relating thereto be remitted to the Borrower. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

         NOTE: BY ACCEPTING THE QUALIFYING LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE SECURED PARTIES ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED, AS COLLATERAL AGENT, REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED QUALIFYING LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED; HOWEVER, YOUR FAILURE

 TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                       Sincerely,

                                       FIRST CHICAGO NATIONAL PROCESSING
                                       CORPORATION, as Collateral Agent


                                       By:
                                           ------------------------------------

                                       Title:
                                             ----------------------------------

                                       Address:  1111 Arroyo Parkway, Suite 630
                                                 Pasadena, California  91105


ACKNOWLEDGEMENT OF RECEIPT

[Pool Custodian]


By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------
Date:
     -------------------------------

                                                                    EXHIBIT 6
                                                        TO SECURITY AGREEMENT


                            FORM OF COLLATERAL REPORT


         BORROWING BASE                                                $ AMOUNT         LIMIT         OVER LIMIT
         --------------                                              ---------------------------------------------
         Eligible Title I Qualifying Loans (97%)                       ----------     ----------      ----------

plus      Eligible Conventional HI/DC Qualifying Loans
                                                                       ----------     ----------      ----------
         (a)  Non-HLTV Loans
                                                                       ----------     ----------      ----------
         (b)  HLTV Loans
                                                                       ----------     ----------      ----------
equals    Borrowing Base before status limits
                                                                       ----------     ----------      ----------
         Status Limits
                                                                       ----------     ----------      ----------
         (a)  Eligible Conventional HI/DC Qualifying
              Loans with FICOs of 600 to 620
              (6% of Aggregate Commitment)
                                                                       ----------     ----------      ----------
         (b)  Agreements to Pledge
              (greater of (i) 15% of Aggregate
              Commitment or (ii) $9,000,000)
                                                                       ----------     ----------      ----------
         (c)  Trust Receipts (2% of Aggregate Commitment)
                                                                       ----------     ----------      ----------
         (d)  Unsecured Title I Qualifying Loans
              (5% of Aggregate Commitment)
                                                                       ----------     ----------      ----------
         (e)  Unsecured Conventional HI/DC
              Qualifying Loans
              (5% of Aggregate Commitment)
                                                                       ----------     ----------      ----------

          Borrowing Base after status limits
plus              Unrestricted Balance in Settlement Account
          in excess of $100,000*
                                                                       ----------
less      Ucleared Loan Funding Checks
                                                                       ----------
equals            Adjusted Borrowing Base
                                                                       ----------
less      Coverage Requirement (Facility Outstandings)
                                                                       ----------
equals            Borrowing Base excess/(shortfall)
                                                                       ----------




     * After deduction of proceeds from disposition of Eligible Collateral included in Borrowing Base calculation for the Business Day such proceeds are received, to avoid duplication.